UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2020, Kadant Inc. (the Company) held its 2020 annual meeting of stockholders (2020 annual meeting). At the meeting, the Company's stockholders voted on the following proposals:

1.
The stockholders elected two nominees, Dr. John M. Albertine and Mr. Thomas C. Leonard, to the class of directors whose three-year term expires at the Company's annual meeting of stockholders in 2023. The stockholders cast 8,962,333 shares in favor and 1,064,947 shares against Dr. Albertine’s election. In addition, 9,813 shares abstained and 638,399 broker non-votes were recorded, which had no effect on the outcome of the vote. The stockholders cast 9,697,796 shares in favor and 329,464 shares against Mr. Leonard’s election. In addition, 9,833 shares abstained and 638,399 broker non-votes were recorded, which had no effect on the outcome of the vote.

2.
The stockholders approved the amendment and restatement of the Company's amended and restated employees' stock purchase plan. The stockholders cast 10,018,227 shares in favor and 9,165 shares against this proposal. In addition, 9,701 shares abstained and 638,399 broker non-votes were recorded, which had no effect on the outcome of the vote.

3.
The stockholders approved a non-binding advisory resolution on the executive compensation of the Company’s named executive officers. The stockholders cast 9,762,808 shares in favor and 263,591 shares against this proposal. In addition, 10,694 shares abstained and 638,399 broker non-votes were recorded, which had no effect on the outcome of the vote.

4.
The stockholders approved a grant of such number of restricted stock units as is determined by dividing $170,000 by the closing price of the Company's common stock on the day of grant, which was the date of the 2020 annual meeting, to the Company's non-employee directors under the Company's 2006 amended and restated equity incentive plan, as amended. The stockholders cast 9,890,491 shares in favor and 126,356 shares against this proposal. In addition, 20,246 shares abstained and 638,399 broker non-votes were recorded, which had no effect on the outcome of the vote.

5.
The stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the 2020 fiscal year. The stockholders cast 10,544,315 shares in favor and 126,085 shares against this proposal. In addition, 5,092 shares abstained, which had no effect on the outcome of the vote.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: May 15, 2020	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer